Exhibit 10.2
Execution Version

Confidential Treatment has been requested for the redacted portions of this agreement. The redactions are indicated with six asterisks (******). A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

FIRST AMENDMENT
TO
FOURTH AMENDED AND RESTATED OMNIBUS AGREEMENT

AMONG
archrock, inc.
ARCHROCK SERVICES, L.P.
ARCHROCK GP LLC
ARCHROCK general partner, L.P.
ARCHROCK PARTNERS, L.P.
AND
ARCHROCK PARTNERS operating LLC

Exhibit 10.2
FIRST AMENDMENT TO
FOURTH AMENDED AND RESTATED
OMNIBUS AGREEMENT

This First Amendment (this “Amendment”) to the Fourth Amended and Restated Omnibus Agreement is entered into on, and effective as of November 19, 2016 (the “Effective Date”), and is by and among Archrock, Inc., a Delaware corporation (“Archrock”), Archrock Services, L.P., a Delaware limited partnership (“OPCO”), Archrock GP LLC, a Delaware limited liability company (“GP LLC”), Archrock General Partner, L.P., a Delaware limited partnership (the “General Partner”), Archrock Partners, L.P., a Delaware limited partnership (the “Partnership”), and Archrock Partners Operating LLC, a Delaware limited liability company (the “Operating Company”). The above-named entities are sometimes referred to in this Amendment collectively as the “Parties.”
RECITALS:
The Parties entered into that certain Fourth Amended and Restated Omnibus Agreement dated as of November 3, 2015 (the “Omnibus Agreement”).
The Parties desire to amend the Omnibus Agreement to evidence, among other things, the following additional agreements among the Parties:
1.    to amend Sections 2.11 and 4.5 of the Omnibus Agreement to extend the terms of Articles II and IV, respectively; and
2.    to restate Exhibits 4 and 5 to, among other things, reflect the Archrock Customers and Partnership Customers, respectively, upon consummation of the Transaction.
The Conflicts Committee of the Board of Directors of GP LLC has approved the form, terms and substance of this Amendment in accordance with the requirements set forth in Section 8.6 of the Omnibus Agreement.
For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.    Omnibus Agreement Amendment.
(a)    Section 2.11 is hereby replaced in its entirety with the following:
“Termination. Unless this Agreement has otherwise terminated pursuant to Section 8.4, this Article II shall terminate on December 31, 2018. In addition, unless this Agreement has otherwise been terminated pursuant to Section 8.4 or this Article II has otherwise been terminated pursuant to the first sentence of this Section 2.11, Sections 2.1, 2.2, 2.3, 2.4 and 2.6 shall terminate upon a Change of Control of Archrock; provided, that in the event of such a termination, the Archrock Entities shall continue to be prohibited until December 31, 2018, without the prior written approval of the Conflicts Committee, from providing (whether directly, including through the acquisition of equipment, or indirectly through the acquisition of or investment in equity or debt securities of any Person) Competitive Services to a particular Partnership Customer at the particular Site at which the Partnership Group was providing Competitive Services to such Partnership Customer on the date of the Change of Control of Archrock.”
(b)    Section 4.5 is hereby replaced in its entirety with the following:
“Termination. Unless this Agreement has otherwise terminated pursuant to Section 8.4, this Article IV shall terminate on December 31, 2018.
(c)    The Omnibus Agreement is hereby amended by replacing Exhibits 4 and 5 with the respective Exhibits attached to this Amendment.

2.    Acknowledgement. Except as amended hereby, the Omnibus Agreement shall remain in full force and effect as previously executed, and the Parties hereby ratify the Omnibus Agreement as amended hereby.
3.    Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties hereto and delivered (including by facsimile) to the other Parties.
[Signature page follows.]

IN WITNESS WHEREOF, the Parties have executed this Amendment on, and effective as of, the date first set forth above.
ARCHROCK, INC.
By:     /s/ David S. Miller
Name:    David S. Miller

Title:	Senior Vice President and Chief Financial Officer
ARCHROCK SERVICES, L.P.
By:     /s/ David S. Miller
Name:    David S. Miller
Title:    Senior Vice President and Chief Financial     Officer
ARCHROCK GP LLC
By:     /s/ David S. Miller
Name:    David S. Miller

Title:	Senior Vice President and Chief Financial Officer
ARCHROCK GENERAL PARTNER, L.P.
By:    Archrock GP LLC,
its general partner

By:     /s/ David S. Miller
Name:    David S. Miller

Title:	Senior Vice President and Chief Financial Officer

ARCHROCK PARTNERS, L.P.
By:    Archrock General Partner, L.P.,
its general partner

By:	Archrock GP LLC,
its general partner

By:     /s/ David S. Miller
Name:    David S. Miller

Title:	Senior Vice President and Chief Financial Officer
ARCHROCK PARTNERS OPERATING LLC
By:     /s/ David S. Miller
Name:    David S. Miller

Title:	Senior Vice President and Chief Financial Officer

EXHIBIT 4
ARCHROCK CUSTOMERS

******

First Amendment to Fourth Amended and
Restated Omnibus Agreement - Exhibits 11-18-16

EXHIBIT 5
ARCHROCK CUSTOMERS

******

First Amendment to Fourth Amended and
Restated Omnibus Agreement - Exhibits 11-18-16